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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 30, 2001 relating to the financial statements and financial statement schedule, which appears in Vector Group Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

Miami, Florida
October 15, 2001